PROMISSORY NOTE

Los Angeles, California
$ 65,000                    Aug 2, 2004
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                                    TIME NOTE

1. 90 business days after the date of this Note, UC HUB, a public company traded under the ticker symbol of UCHB.OB, the undersigned Maker, promise to pay to the order of Keith Webb and John Arnove or his assignee ("Payee")
                            --------------------------
     the sum of $65,000. Principal under this Note shall be paid in lawful money
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     of  the  United  States.  This  debt is not associated to or in lieu of any other contractual or legal obligation to Payee and will have an annual interest rate of Prime plus two. "Payee" shall have the right to convert this note into shares at a fifty percent discount off market price in 90 days. This conversion is at the sole discretion of the Payee and the Payee may also have the right but not the obligation to extend the terms of this note.
                                  ACCELERATION

2. All liabilities of the undersigned to the Payee, including this Note, will, at the option of the Payee, mature and become due and payable immediately without presentment or notice no sooner than 90 business days from the date of this signed Note or on any date thereafter at the sole discretion of Mr. ____________ or his assignees. In addition, this Note and all other obligations, direct or contingent, of any Maker or endorser of this Note to the Payee will become due and payable immediately, without presentment or notice, if:

          (1)  Maker fails to make the required payment when due.

          (2)  Maker or any endorser, surety, or guarantor of this Note:

               (i) Fails, after demand, to furnish financial information or to permit inspection of any books or records.
               (ii)    Suspends business.
               (iii)   Becomes insolvent or offers settlement to any creditors.
               (iv) Files a petition in bankruptcy, either voluntary or involuntary.
               (v) Institutes any proceeding under any bankruptcy or insolvency laws relating to the relief of debtors.
               (vi)    Gives notice of any intended bulk sale.
               (vii)   Makes an assignment for the benefit of creditors.
               (viii) Mortgages, pledges, assigns, or transfers any accounts receivable or other property, in trust or otherwise, without the written consent of the Payee.
               (ix) Makes any false statement or representation orally or in writing, fails to furnish information, or fails to permit inspection of any books or records on demand of the Payee.
               (x)     Fails to pay any obligation when due.

          (3) Payee or holder discovers that any misrepresentation was made to payee on or behalf of Maker to obtain credit or an extension of credit.

          (4) Any legal action is commenced against Maker or any endorser, surety, or guarantor, including:

               (i)  Entry of judgment.

               (ii) Issuance  of  a  writ  of  attachment, order of garnishment, order or


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                    subpoena in supplementary proceedings, execution, or similar process.

          (5)  A receiver is appointed for Maker, endorser, surety or guarantor.

               (i) At its option, Payee may not accelerate the maturity of this Note to become due immediately if it considers the security underlying the Note to be unsatisfactory or insufficient and the Maker does not, on demand, furnish additional collateral or make payment on account that is satisfactory to the Payee.

               (ii) At its option, Payee may not accelerate the maturity of the Note to become due immediately if, in the sole opinion of the Payee, the financial responsibility of the Maker becomes unsatisfactory or the obligation evidenced by this Note is in jeopardy.

                                COLLECTION COSTS

          6. If this Note is not paid in full when it becomes due, Maker agrees to pay all collection costs, including, but not limited to all attorney and court fees necessary to enforce or collect this Note for nonpayment at maturity.

                                    WAIVERS

          7. Maker waives trial by jury in any litigation arising out of or relating to this Note in which Payee or a holder of this Note is an adverse party and further waives the right to interpose any defense, set-off, or counterclaim of any nature or description, which rights are expressly waived except as provided by law.

                                  GOVERNING LAW

          8. This Note will be governed by the laws of the State of California, including the Uniform Commercial Code in force in the State of California.

MAKER

/s/ Larry Wilcox

UC HUB

Its President/CEO

Larry Wilcox

UC HUB

10390 Commerce Center Drive, Suite 250

Rancho Cucamonga, California 91730

909 945 8563 Phone

888 525 5266 FAX

lwilcoxf@uchub.net
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